Supplement dated October 20, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015 for the following Fund:

COLUMBIA ACORN TRUST Columbia Acorn European FundSM

Effective immediately, the Fund’s prospectus and summary prospectus are hereby supplemented to reflect that the following changes will become effective January 1, 2016:

1.	The third paragraph that appears under the heading Principal Investment Strategies in the Summary of the Fund and More Information About the Fund sections, as applicable, is replaced in its entirety with the following:

Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.

2.	The first paragraph that appears under the heading Summary of the Fund – Performance Information is replaced in its entirety with the following:

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class Z share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with the MSCI AC Europe Small Cap Index (Net), the Fund’s primary benchmark (the New Index), and the Standard & Poor’s (S&P) Europe Between $500 Million and $5 Billion® Index (the Former Index). The MSCI AC Europe Small Cap Index (Net) captures small-cap representation across 21 countries in Europe. It has 996 constituents (as of September 30, 2015) and covers approximately 14% of the free float adjusted market capitalization across each country in Europe. Prior to January 1, 2016, the Fund’s primary benchmark was the S&P Europe Between $500 Million and $5 Billion® Index, which is representative of the institutionally investable capital of 17 European countries (as of December 31, 2014), as determined by S&P, with market caps ranging between $500 million to $5 billion. The Fund changed its primary benchmark because the Investment Manager believes that: the New Index is well-recognized and more widely used than the Former Index and provides greater transparency for investors measuring relative performance; and the composition of the New Index makes it a more appropriate comparison to the Fund’s actual and potential investments. Information on the New Index and the Former Index will be provided for a one year transition period. Thereafter, only information on the New Index will be provided.

3.	The last two rows of the Average Annual Total Return table that appears under the heading Summary of the Fund – Performance Information are replaced in their entirety with the following:

	1 Year	Life of Fund
MSCI AC Europe Small Cap Index (Net) (reflects no deductions for fees, expenses or taxes)	-6.92%	11.53%
S&P Europe Between $500 Million and $5 Billion® Index (reflects no deductions for fees, expenses or taxes)	-5.35%	13.80%

Shareholders should retain this Supplement for future reference.

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